                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              LINCOLN PARK BANCORP
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     (3) Filing Party:

         -----------------------------------------------------------------------
     (4) Date Filed:

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

March 25, 2005


Dear Stockholder:

        We cordially invite you to attend the 2005 Annual Meeting of Stockholders of Lincoln Park Bancorp, the parent company of Lincoln Park Savings Bank. The Annual Meeting will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on April 21, 2005.

        The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted at the Annual Meeting. During the Annual Meeting we will also report on the operations of Lincoln Park Bancorp. Directors and officers of Lincoln Park Bancorp will be present to respond to any questions that stockholders may have. Also enclosed for your review is our 2004 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Lincoln Park Bancorp.

        The business to be conducted at the Annual Meeting includes the election of one director, and the ratification of the appointment of Radics & Co., LLC, or its successor, as the independent auditors for Lincoln Park Bancorp for the fiscal year ending December 31, 2005.

        The Board of Directors of Lincoln Park Bancorp has determined that approval of the matters to be considered at the Annual Meeting are in the best interests of Lincoln Park Bancorp and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

        On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.


                                           Sincerely,

                                           /s/ Donald S. Hom

                                           Donald S. Hom
                                           President and Chief Executive Officer

                              LINCOLN PARK BANCORP
                               31 BOONTON TURNPIKE
                         LINCOLN PARK, NEW JERSEY 07035
                                 (973) 694-0330

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                          To be held on April 21, 2005

        Notice is hereby given that the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Lincoln Park Bancorp will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, on April 21, 2005, at 10:00 a.m., local time.

        A proxy card and a Proxy Statement for the Annual Meeting are enclosed.

        The Annual Meeting is for the purpose of considering and acting upon:

        1.      The election of one director of Lincoln Park Bancorp;

        2. The ratification of the appointment of Radics & Co., LLC, or its successor, as the independent auditors for Lincoln Park Bancorp for the fiscal year ending December 31, 2005; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors of Lincoln Park Bancorp is not aware of any other business to come before the Annual Meeting.

        Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on March 17, 2005, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

        EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF LINCOLN PARK BANCORP A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                        By Order of the Board of Directors

                                        /s/ Nancy M. Shaw

                                        Nancy M. Shaw
                                        Secretary

Lincoln Park, New Jersey
March 25, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE LINCOLN PARK BANCORP THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT


                              LINCOLN PARK BANCORP
                               31 BOONTON TURNPIKE
                         LINCOLN PARK, NEW JERSEY 07035
                                 (973) 694-0330

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 2005


        This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Lincoln Park Bancorp to be used at the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of Lincoln Park Bancorp, which will be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on April 21, 2005, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about March 25, 2005.

--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

        Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of Lincoln Park Bancorp will be voted in accordance with the directions given thereon. WHERE NO INSTRUCTIONS ARE INDICATED, VALIDLY EXECUTED PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT.

        The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

        Proxies may be revoked by sending written notice of revocation to the Secretary of Lincoln Park Bancorp, Nancy M. Shaw, at the address of Lincoln Park Bancorp shown above, by returning a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of Lincoln Park Bancorp prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

        Holders of record of Lincoln Park Bancorp's common stock, par value $0.01 per share, as of the close of business on March 17, 2005 are entitled to one vote for each share then held. As of March 17, 2005, there were 1,851,500 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present. Our mutual holding company, Lincoln Park Bancorp, MHC, owns 999,810 shares, or 54.0% of Lincoln Park Bancorp's outstanding common stock and intends to vote FOR each of the proposals set forth in this Proxy Statement.

        As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominee proposed by the Board of Directors, or to WITHHOLD authority to vote for the nominee being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominee being proposed is withheld.

        As to the ratification of Radics & Co., LLC, or its successor, as Lincoln Park Bancorp's independent auditor, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the Annual Meeting in person or by proxy is required for the ratification of Radics & Co., LLC, or its successor, as the independent auditor for the fiscal year ending December 31, 2005. The ratification of this matter shall be determined by a majority of the votes cast at the Annual Meeting, without regard to broker non-votes or proxies marked "ABSTAIN".

        Management of Lincoln Park Bancorp anticipates that Lincoln Park Bancorp, MHC, the majority stockholder of Lincoln Park Bancorp, will vote all of its shares of common stock in favor of all the matters set forth above. If Lincoln Park Bancorp, MHC votes all of its shares in favor of each proposal, the approval of the election of the director nominee and the ratification of Radics & Co., LLC would be assured. As of March 17, 2005, Lincoln Park Bancorp, MHC held 999,810 shares of common stock and persons other than Lincoln Park Bancorp, MHC held 851,690 shares of common stock.

        Proxies solicited hereby will be returned to Lincoln Park Bancorp and will be tabulated by an Inspector of Election designated by Lincoln Park Bancorp's Board of Directors.

        Persons and groups who beneficially own in excess of 5% of the common stock of Lincoln Park Bancorp are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 17, 2005, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of the outstanding shares of common stock of Lincoln Park Bancorp, as well as shares beneficially owned in the aggregate by Lincoln Park Bancorp, MHC and all directors and executive officers as a group.

                                      AMOUNT OF SHARES
                                       OWNED AND NATURE        PERCENT OF SHARES
NAME AND ADDRESS OF                      OF BENEFICIAL          OF COMMON STOCK
 BENEFICIAL OWNERS                        OWNERSHIP (1)            OUTSTANDING
--------------------                    ---------------         ----------------
Lincoln Park Bancorp, MHC                    999,810                  54.0%
31 Boonton Turnpike
Lincoln Park, New Jersey 07035

Lincoln Park Bancorp, MHC,                 1,033,344                  55.8%
  and all of Lincoln Park Bancorp's
  and Lincoln Park Savings Bank's
  directors and executive officers
  as a group (10 directors and
  officers) (2)

----------------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2) Includes shares of common stock held by Lincoln Park Bancorp, MHC. Lincoln Park Bancorp's and Lincoln Park Savings Bank's executive officers and directors beneficially owned 33,534 shares of common stock, or 1.8% of the outstanding shares of common stock. Excludes 34,068 shares of common stock owned by the Lincoln Park Savings Bank Employee Stock Ownership Plan (the "ESOP"). No shares of the ESOP have been allocated to the accounts of the participants as of the record date.


                       PROPOSAL I - ELECTION OF DIRECTORS

        Lincoln Park Bancorp's Board of Directors currently consists of six members. The Board of Directors has adopted an amendment to the bylaws to reduce the size of the Board to five members, effective as of the time of the Annual Meeting. Lincoln Park Bancorp's bylaws provide that approximately one-third of the directors are to be elected annually. Directors of Lincoln Park Bancorp are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. One director will be elected at the Annual Meeting and will serve until his successor has been elected and qualified. The nominating committee of Lincoln Park Bancorp has nominated Stanford Stoller to serve as a director for a three-year term. The nominee is currently a member of the Board of Directors.

        The table below sets forth certain information regarding the composition of Lincoln Park Bancorp's Board of Directors as of March 17, 2005, including the terms of office of board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Annual Meeting for the election of the nominee identified below. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominee and any other person pursuant to which such nominee was selected. The table below also sets forth certain information regarding executive officers who are not Directors. The Board of Directors recommends a vote "FOR" the nominee to serve as director until his term expires.


                                              POSITIONS                                    SHARES OF COMMON
                                      HELD WITH LINCOLN PARK   DIRECTOR     CURRENT TERM  STOCK BENEFICIALLY  PERCENT
         NAME (1)            AGE(2)           BANCORP          SINCE (3)     TO EXPIRE         OWNED (4)      OF CLASS
--------------------------  --------  -----------------------  ---------  --------------  ------------------  ---------
NOMINEE:
Stanford Stoller               59      Chairman of the Board      2001          2005             5,000            *

DIRECTOR WITH EXPIRING TERM:
Ronald M. Higgins              68            Director             2004          2005                --           --

DIRECTORS CONTINUING IN OFFICE:
William H. Weisbrod            52      Vice Chairman of the       1981          2007             6,000            *
                                              Board
David G. Baker                 49            Director             2002          2006             3,800            *
John F. Feeney                 65            Director             1971          2006             3,000            *
Edith M. Perrotti              65            Director             1996          2007             5,050            *

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:
Donald S. Hom                  50       President and Chief
                                         Executive Officer         N/A           N/A             7,500 (5)        *
Nandini Mallya                 52       Vice President and
                                             Treasurer             N/A           N/A             1,500 (6)        *
Nancy M. Shaw                  46       Vice President and
                                        Corporate Secretary        N/A           N/A               800 (7)        *
Deborah Corvelli Shahin**      47       Vice President and
                                        Assistant Secretary        N/A           N/A               884 (8)        *
All directors and executive
officers as a group (10
persons)                                                                                        33,534 (9)      1.8%
--------------------------------

*       Less than 1%.
**      Ms. Shahin is an officer of Lincoln Park Savings Bank only.
(1) The mailing address for each person listed is 31 Boonton Turnpike, Lincoln Park, New Jersey 07035.
(2)     As of December 31, 2004.
(3) Reflects initial appointment to the Board of Directors of Lincoln Park Savings and Loan Association, the predecessor to Lincoln Park Savings Bank. Each director of Lincoln Park Bancorp is also a director of Lincoln Park Savings Bank and Lincoln Park Bancorp, MHC, which owns the majority of the issued and outstanding shares of common stock of Lincoln Park Bancorp.
(4) See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof."
(5)     Includes 7,500 shares of common stock held in a trust for Mr. Hom.
(6) Includes 500 shares of common stock held by a member of Ms. Mallaya's family.
(7) Includes 25 shares of common stock held by a member of Ms. Shaw's family.
(8)     Includes 100 shares of common stock held by Ms. Shahin as custodian.
(9) Excludes 34,068 shares of common stock, or 1.8% of the common stock outstanding, owned by the ESOP for the benefit of employees. Under the terms of the ESOP, shares of common stock allocated to the account of employees are voted in accordance with instructions of the respective employees. Unallocated shares of common stock are voted by the trustee of the employee stock ownership plan. No shares of the ESOP have been allocated to the accounts of the participants as of the record date.

        The principal occupation during the past five years of each director and executive officer of Lincoln Park Bancorp is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.

DIRECTORS:

        STANFORD STOLLER is the Chairman of the Board of Directors. He has been employed by the IBM Corporation since 1968 in various capacities. He is currently a Principal Consultant in the Insurance Industry Sector of IBM.

        RONALD M. HIGGINS is the owner and president of Century 21 Vision, a real estate brokerage firm located in West Milford, New Jersey. Mr. Higgins is also a 50 percent owner and vice president of RLM Agency, Inc., an insurance brokerage firm located in Pompton Lakes, New Jersey. In addition, Mr. Higgins served as a director from 1985 to 1998 of Wayne Savings Bank located in Wayne, New Jersey.

        WILLIAM H. WEISBROD is the Vice Chairman of the Board. Mr. Weisbrod has been a Senior Vice President/Financial Consultant with Smith Barney, Wayne, New Jersey office, since 1998. Prior to that time, Mr. Weisbrod was a Senior Vice President/Financial Consultant with Merrill Lynch.

        DAVID G. BAKER is a part owner and an operator of Lincoln Park Hardware, a family owned hardware store located in Lincoln Park. Mr. Baker has been the Mayor/Chief Administrative Official of the Borough of Lincoln Park since 1994. Prior to being elected Mayor, Mr. Baker was elected to the Governing Council from 1987 to 1994 and appointed to the Board of Adjustment from 1985 to 1986 of the Borough of Lincoln Park.

        JOHN F. FEENEY is a partner in the law firm of Scangarella, Feeney & Dixon, L.L.P. located in Pompton Plains, New Jersey. Mr. Feeney's law firm serves as counsel for Lincoln Park Savings.

        EDITH M. PERROTTI is retired. She served as Senior Vice President of Lincoln Park Savings from 1986 until 1999. Prior to that time, Ms. Perrotti served for Orange Savings Bank for 27 years in various positions with increasing levels of responsibilities in branch operations.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS:

        DONALD S. HOM is the President and Chief Executive Officer of Lincoln Park Savings. Prior to joining Lincoln Park Savings in August 2000, Mr. Hom served for 23 years as a bank examiner, financial analyst and corporate activities/applications analyst for the Office of Thrift Supervision and its predecessor, the Federal Home Loan Bank Board, and the Federal Home Loan Bank of New York. He is also a member of the Lincoln Park Lions Club and the Pequannock Valley Rotary Club.

        NANDINI MALLYA has served as Vice President and Treasurer in charge of the accounting department of Lincoln Park Savings since March 1997. Previously, Ms. Mallya worked from 1986 to 1997 in controller and accounting manager positions for Panasia Bank in Fort Lee, New Jersey, Urban National Bank in Franklin Lakes, New Jersey and Alexander Hamilton Savings and Loan Association in Pompton Plains, New Jersey.

        NANCY M. SHAW has served as Vice President responsible for lending, marketing and compliance of Lincoln Park Savings since April 2000. Ms. Shaw was appointed Corporate Secretary of Lincoln Park Savings in May 2004, and previously served as Assistant Secretary. Prior to joining Lincoln Park Savings in April 2000, Ms. Shaw was a Vice President-Consumer Loan Officer with Lakeland Bank of Oak Ridge, New Jersey and Metropolitan State Bank of Montville, New Jersey from 1992 to 2000. In addition, Ms. Shaw served in various lending positions in two other banks from 1978 to 1992.

        DEBORAH CORVELLI SHAHIN has been employed by Lincoln Park Savings in various capacities since 1981. She has served as Vice President responsible for operations, security and compliance and Assistant Secretary of Lincoln Park Savings since 1986.

BOARD INDEPENDENCE

        The Board of Directors consists of a majority of "independent directors" within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors of Lincoln Park Bancorp has determined that directors Baker, Feeney, Higgins, Perrotti, Stoller and Weisbrod are each "independent" within the meaning of the Nasdaq corporate governance listing standards (except that Mr. Feeney is not considered independent for purposes of the Audit Committee). The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The business of Lincoln Park Bancorp is conducted at regular and special meetings of the full Board of Directors and its standing committees. The Board of Directors has established audit, compensation and nominating committees. Lincoln Park Bancorp was organized on December 16, 2004, and during the fiscal year ended December 31, 2004, the Board of Directors of Lincoln Park Bancorp did not meet. The Board of Directors of Lincoln Park Savings Bank held 24 regular meetings and 12 special meetings during the year ended December 31, 2004. Except for director Higgins, no director of Lincoln Park Savings Bank attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which he or she served during fiscal 2004.

        AUDIT COMMITTEE. The audit committee consists of directors Perrotti, who serves as chairman, Baker and Stoller. The audit committee meets as needed. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent certified public accountants on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is "independent" as defined in the Nasdaq corporate governance listing standards. Based on its review of the criteria of an audit committee financial expert under the rules adopted by the SEC, the Board of Directors does not believe that any member of the Audit Committee qualifies as an audit committee financial expert. At this time, the Board of Directors believes it may be desirable for the Audit Committee to have an audit committee financial expert serving on the Committee. The Board of Directors may investigate the identification of a potential candidate during fiscal 2005 from the current Board or elsewhere. Lincoln Park Bancorp's Board of Directors has adopted a written charter for the audit committee. The audit committee of Lincoln Park Bancorp did not meet during the fiscal year ended December 31, 2004.

        COMPENSATION COMMITTEE. The Board of Directors has appointed a compensation committee, which is currently comprised of directors Baker (Chairman) and Weisbrod. Each member of the compensation committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The compensation committee is responsible for recommending to the full Board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy. The compensation committee of Lincoln Park Bancorp did not meet during 2004.

        NOMINATING COMMITTEE. The nominating committee of Lincoln Park Bancorp consists of directors Feeney (Chairman), Baker and Perrotti. Each member of the nominating committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Board of Directors of Lincoln Park Bancorp has adopted a written charter for the nominating committee, which is available on Lincoln Park Bancorp's website at www.lincolnparksavings.com. The nominating committee of Lincoln Park Bancorp did not meet during 2004. In 2005, the nominating committee held its first meetings to, among other things, nominate the candidate to the Board to be voted upon at the Annual Meeting.

        The functions of the nominating committee include the following:

        o leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be presented for stockholder approval;

        o developing and recommending to the Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to the Board of Directors;

        o adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors; and

        o annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors.

        The nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to Lincoln Park Bancorp's business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. In addition, the nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

        o the highest personal and professional ethics and integrity and whose values are compatible with Lincoln Park Bancorp's values;

        o experience and achievements that have given them the ability to exercise and develop good business judgment;

        o a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

        o a familiarity with the communities in which Lincoln Park Bancorp operates and/or is actively engaged in community activities;

        o involvement in other activities or interests that do not create a conflict with their responsibilities to Lincoln Park Bancorp and its stockholders; and

        o the capacity and desire to represent the balanced, best interests of the stockholders of Lincoln Park Bancorp as a group, and not primarily a special interest group or constituency.

        The nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

        PROCEDURES FOR THE NOMINATION OF DIRECTORS BY STOCKHOLDERS. The nominating committee has adopted procedures for the submission of director nominees by stockholders of Lincoln Park Bancorp. If a determination is made that an additional candidate is needed for the Board of Directors, the nominating committee will consider candidates submitted by Lincoln Park Bancorp's stockholders. Stockholders can submit the names of qualified candidates for director by writing to the Corporate Secretary of the Company at 31 Boonton Turnpike, Lincoln Park, New Jersey 07035. The secretary must receive a submission not less than ninety (90) days prior to the date of Lincoln Park Bancorp's proxy materials for the preceding year's Annual Meeting. The submission must include the following information:

        o a statement that the writer is a stockholder and is proposing a candidate for consideration by the committee;

        o the name and address of the stockholder as they appear on the Company's books, and number of shares of the Company's common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

        o the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

        o a statement of the candidate's business and educational experience;

        o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Regulation 14A;

        o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Lincoln Park Bancorp;

        o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

        o a statement that the candidate is willing to be considered and willing to serve as a Director if nominated and elected.

        A nomination submitted by a stockholder for presentation by the stockholder at an Annual Meeting of stockholders of Lincoln Park Bancorp must comply with the procedural and informational requirements described in Lincoln Park Bancorp's bylaws.

        STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS. A Lincoln Park Bancorp stockholder who wants to communicate with the Board or with any individual Director should write to:

                              Lincoln Park Bancorp
                               Corporate Secretary
                         Attention: Board Administration
                               31 Boonton Turnpike
                             Lincoln Park, NJ 07035

        The letter should indicate that the author is a Lincoln Park Bancorp stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

        o Forward the communication to the Director or Directors to whom it is addressed;

        o Attempt to handle the inquiry directly, for example where it is a request for information about the company or it is a stock-related matter; or

        o Not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board meeting, a member of management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the Directors on request.

CODE OF ETHICS

        The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of Lincoln Park Bancorp's officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers (collectively the "Codes"). The Codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. We have filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2004 annual report on Form 10-KSB. The Codes are available on Lincoln Park Bancorp's website at www.lincolnparksavings.com. Amendments to and waivers from the Code of Ethics will also be disclosed on Lincoln Park Bancorp's website.

AUDIT COMMITTEE REPORT

        The audit committee of Lincoln Park Bancorp operates under a written charter adopted by the Board of Directors which is attached as Exhibit A to this Proxy Statement. The audit committee charter is also available on Lincoln Park Bancorp's website at www.lincolnparksavings.com. The audit committee of Lincoln Park Bancorp has issued a report which states that it has:

        o reviewed and discussed with management and Lincoln Park Bancorp's independent auditors, Lincoln Park Bancorp's audited consolidated financial statements for the fiscal year ended December 31, 2004;

        o discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as amended; and

        o received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, and have discussed with the independent accountants their independence from Lincoln Park Bancorp.

        Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors of Lincoln Park Bancorp that the audited consolidated financial statements be included in Lincoln Park Bancorp's annual report on Form 10-KSB for the fiscal year ended December 31, 2004 and be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Radics & Co., LLC, or its successor, as the independent auditors for Lincoln Park Bancorp for the fiscal year ending December 31, 2005, subject to the ratification of this appointment by the stockholders of Lincoln Park Bancorp.

        This report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Lincoln Park Bancorp specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts.

              This report has been provided by the audit committee.

                           Edith M. Perrotti, Chairman
                                 David G. Baker
                                Stanford Stoller

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The common stock of Lincoln Park Bancorp is registered pursuant to
Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors of Lincoln Park Bancorp and beneficial owners of greater than 10% of the common stock of Lincoln Park Bancorp ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of the common stock of Lincoln Park Bancorp. Securities and Exchange Commission rules require disclosure in a company's annual Proxy Statement and annual report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on Lincoln Park Bancorp's review of such ownership reports, no officer, director or 10% beneficial owner of Lincoln Park Bancorp failed to file such ownership reports on a timely basis for the fiscal year ended December 31, 2004.

EXECUTIVE COMPENSATION

        Lincoln Park Bancorp has not paid any compensation to its executive officers since its formation. However, Lincoln Park Bancorp does reimburse Lincoln Park Savings Bank for services performed on behalf of Lincoln Park Bancorp by its officers. Lincoln Park Bancorp does not presently anticipate paying any compensation to such persons until it becomes actively involved in the operation or acquisition of businesses other than Lincoln Park Savings Bank.

        The following table sets forth for the fiscal years ended December 31, 2004 and 2003, certain information as to the total remuneration paid by Lincoln Park Savings Bank to Mr. Hom (sometimes herein referred to as the "Named Executive Officer"), who serves as President and Chief Executive Officer. No other executive officers earned in excess of $100,000 during fiscal 2004 or 2003. Summary compensation information is excluded for fiscal 2002, as Lincoln Park Bancorp was not a public company during that period.


                                 ANNUAL COMPENSATION              LONG-TERM COMPENSATION
                        --------------------------------------  ------------------------------
                                                                     AWARDS          PAYOUTS
                                                                ------------------- ----------    ALL
                                                    OTHER                                        OTHER
                                                    ANNUAL     RESTRICTED                        COMPEN-
     NAME AND                   SALARY              COMPEN-      STOCK     OPTION/     LTIP      SATION
 PRINCIPAL POSITION   FISCAL      ($)    BONUS ($)  SATION (1)  AWARDS (#)  SARS (#)  PAYOUTS     ($)
-------------------- --------- -------- ---------- ----------- ----------- --------- --------- ----------
Donald S. Hom          2004    $106,000    $9,539     --          --         --       $  --    $6,700(2)
President and Chief    2003     103,000     5,000     --          --         --          --     7,100(2)
Executive Officer
-----------------------------------------------------------

(1) Lincoln Park Savings Bank provides certain of its executive officers with non-cash benefits and perquisites. Management believes that the aggregate value of these benefits for fiscal 2004 and 2003, respectively, did not, in the case of the named executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him in the Summary Compensation Table.
(2) Represents profit sharing contribution under Lincoln Park Savings Bank's profit sharing plan.

DIRECTORS COMPENSATION

        Members of the Board of Directors and the committees of Lincoln Park Bancorp do not receive separate compensation for their service on the Board of Directors or the committees of Lincoln Park Bancorp.

        For the fiscal year ended December 31, 2004, members of Lincoln Park Savings Bank's Board of Directors received a fee of $1,000 for each board meeting held except for Director Higgins who, as a new director, received $500 for each board meeting held, in each case subject to forfeiture of a portion of board fees of any director who is absent from more than six meetings.

EMPLOYEE STOCK OWNERSHIP PLAN

        In connection with its reorganization and stock offering, Lincoln Park Savings Bank adopted the Lincoln Park Savings Bank Employee Stock Ownership Plan ("ESOP") for eligible employees of Lincoln Park Bancorp and any subsidiary, including Lincoln Park Savings Bank. Employees of Lincoln Park Bancorp and Lincoln Park Savings Bank who have attained age 21 and who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.

        The ESOP borrowed funds from Lincoln Park Bancorp to purchase 34,068 shares of the common stock of Lincoln Park Bancorp. The shares of common stock were purchased with proceeds of a $387,193 loan from Lincoln Park Bancorp. The loan to the ESOP bears interest at prime and will be repaid principally from Lincoln Park Savings Bank's contributions to the ESOP over a period of twenty years. The collateral for the loan is the shares of common stock of Lincoln Park Bancorp purchased by the ESOP. Shares purchased by the ESOP are held in a suspense account and are released to participants' accounts as debt service payments are made. Shares released from the ESOP are allocated to each eligible participant's ESOP account based on the ratio of each such participant's compensation to the total compensation of all eligible participants. Forfeitures are reallocated among remaining participating employees and may reduce any amount Lincoln Park Bancorp might otherwise have contributed to the ESOP. A participant vests in 100% of his or her account balance after seven years of credited service. In the case of a "change in control," as defined in the ESOP, which triggers a termination of the ESOP, participants will become immediately fully vested in their account balances. Benefits are payable upon retirement or other separation from service. Lincoln Park Bancorp's contributions to the ESOP are not fixed, so benefits payable under the ESOP cannot be estimated.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        In the ordinary course of business, Lincoln Park Savings makes loans available to its directors, officers and employees. These loans are made in the ordinary course of business on substantially the same terms (other than interest rates on loans to employees), including collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees. Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of independent disinterested members of the board of directors. The interest rate on loans to directors and officers is the same as that offered to other borrowers.

EQUITY COMPENSATION PLAN INFORMATION

        As of December 31, 2004, Lincoln Park Bancorp did not have any equity compensation plans under which Lincoln Park Bancorp's common stock was authorized for issuance.

--------------------------------------------------------------------------------
        PROPOSAL II - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

        Lincoln Park Bancorp's independent auditor for the year ended December 31, 2004 was Radics & Co., LLC. The audit committee of Lincoln Park Bancorp has approved the engagement of Radics & Co., LLC to be Lincoln Park Bancorp's independent auditor for the fiscal year ending December 31, 2005, subject to the ratification of the engagement by Lincoln Park Bancorp's stockholders. On February 24, 2005, Radics entered into an agreement to combine with Beard Miller Company LLP ("Beard Miller") effective April 1, 2005. The Audit Committee of the Board of Directors has approved Beard Miller as independent auditors upon completion of the combination described above. At the Annual Meeting, the stockholders of Lincoln Park Bancorp will consider and vote on the ratification of the engagement of Radics & Co., LLC, or Beard Miller, as applicable, for Lincoln Park Bancorp's fiscal year ending December 31, 2005. A representative of the independent audit firm is expected to attend the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.

        Set forth below is certain information concerning aggregate fees billed for professional services rendered by Radics & Co., LLC, during the fiscal years ended December 31, 2004 and 2003.

        The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of Lincoln Park Bancorp's and/or Lincoln Park Savings Bank's annual financial statements and for other services noted. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

                                              2004              2003
                                           ----------        ---------
         Audit Fees                        $  124,000         $ 23,500
         Audit-Related Fees                $       --         $     --
         Tax Fees                          $    5,000         $  5,000
         All Other Fees                    $       --         $  1,750

        AUDIT FEES. Audit fees of $23,500 in fiscal year 2003 were for professional services rendered for the audit of the financial statements of Lincoln Park Savings and Loan Association, a mutual savings association. Audit fees of $124,000 in fiscal 2004 included $29,000 of fees for the audit of the consolidated financial statements of Lincoln Park Savings and $95,000 of fees relating to Lincoln Park Bancorp's initial public offering.

        AUDIT-RELATED FEES. Lincoln Park Bancorp did not incur any audit-related fees in fiscal 2004 or 2003.

        TAX FEES. Tax fees of $5,000 in fiscal year 2004 and $5,000 in fiscal year 2003 were for services related to tax compliance and tax planning.

        ALL OTHER FEES. Other fees of $1,750 in fiscal year 2003 were for agreed upon procedures in connection with a review of information technology system operations.

        The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of Radics & Co., LLC. The audit committee concluded that performing such services does not affect the independence of Radics & Co., LLC in performing its function as auditor of Lincoln Park Bancorp.

        The audit committee's policy is to pre-approve all audit and non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent auditors and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the audit fees, audit related fees and other fees paid in 2004 and 2003 were approved per the Audit Committee's pre-approval policies (which had not been implemented at the time such fees were paid).

        In order to ratify the selection of Radics & Co., LLC, or its successor, as the auditors for the fiscal year ending December 31, 2005, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the Board of Directors recommends a vote "FOR" the ratification of Radics & Co., LLC, or its successor, as the independent auditors for the fiscal year ending December 31, 2005.

--------------------------------------------------------------------------------
                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING
--------------------------------------------------------------------------------

        The bylaws of Lincoln Park Bancorp provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an Annual Meeting. For business to be properly brought before an Annual Meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Lincoln Park Bancorp. To be timely a stockholder's notice must be delivered to or mailed and received at the principal executive offices of Lincoln Park Bancorp no later than five days before the date of the meeting. The chairman of an Annual Meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of Lincoln Park Bancorp's bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

        In order to be eligible for inclusion in Lincoln Park Bancorp's proxy materials for Lincoln Park Bancorp's 2006 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at Lincoln Park Bancorp's executive office, 31 Boonton Turnpike, Lincoln Park, New Jersey 07035, no later than November 26, 2005. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

        The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

        The cost of solicitation of proxies will be borne by Lincoln Park Bancorp. Lincoln Park Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of Lincoln Park Bancorp may solicit proxies personally or by telegraph or telephone without additional compensation. Lincoln Park Bancorp's 2004 Annual Report to Stockholders has been mailed to all stockholders of record as of March 17, 2005. Any stockholder who has not received a copy of such annual report may obtain a copy by writing Lincoln Park Bancorp at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

A COPY OF LINCOLN PARK BANCORP'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO NANCY M. SHAW, SECRETARY, LINCOLN PARK BANCORP, 31 BOONTON TURNPIKE, LINCOLN PARK, NEW JERSEY 07035, OR CALL (973) 694-0330.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Nancy M. Shaw

                                        Nancy M. Shaw
                                        Secretary

Lincoln Park, New Jersey
March 25, 2005

                                                                       EXHIBIT A

                              LINCOLN PARK BANCORP

                             AUDIT COMMITTEE CHARTER


I. PURPOSE

The Audit Committee (the "Committee") of Lincoln Park Bancorp (the "Company") is a committee of the Board of Directors (the "Board"). Its primary function is to assist the Board in monitoring:

        o       the integrity of the Company's financial statements
        o the qualifications and independence of the Company's independent auditor
        o the performance of the Company's internal accounting function and independent auditor
        o the Company's disclosure controls and system of internal controls over financial reporting

The Committee should foster adherence to, and encourage continuous improvement of, the Company's policies, procedures and practices. The Committee should also provide an open avenue of communication among financial and senior management, the internal audit function, the independent auditor and the Board.

The Committee has the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

The Committee will report regularly to the Board. The Committee shall review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

II. COMPOSITION AND MEETINGS

The Committee shall be comprised of at least three directors, as determined by the Board. Each Committee member shall be an independent director, as defined by all applicable rules and regulations, including the listing standards of Nasdaq (subject to applicable exemptions), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At lease one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board shall determine whether at least one member of the Committee qualifies as an "audit committee financial expert" in compliance with criteria established by the SEC and other relevant regulations. The existence of such member, including his or her name and whether he or she is independent, shall be disclosed in periodic filings as required by the SEC.

The members of the Committee shall be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

The Committee shall meet at least quarterly or more frequently as circumstances dictate. Each regularly scheduled meeting shall include an executive session of the Committee absent members of management and on such terms and conditions as the Committee may choose. The Committee will meet periodically with management, the internal accounting executive and the independent auditor, in separate executive sessions where appropriate, to discuss any matters that the Committee or each of those parties believe should be discussed privately. The Committee, or with the Committee's approval the Chairman of the Committee, will meet quarterly with the independent auditor and management to discuss the Company's financial statements.

III. DUTIES AND RESPONSIBILITIES

The Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

o Review and discuss with management and the independent auditor the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.
o Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of the Company's Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.
o Review and discuss with management and the independent auditor the certifications of the Company's chief executive officer and chief financial officer about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls, as required by the Sarbanes-Oxley Act of 2002 (Sections 302 and 906), and the relevant reports rendered by the independent auditor.
o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.
o       Review and discuss quarterly reports from the independent auditor on:
        (a) all critical accounting policies and practices used or to be used;
        (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and
        (c) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
o Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and ratings agencies. Such discussions may be on general terms (i.e., discussion of the types of information to be disclosed and the type of presentation to be made).
o Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.
o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

o Review with management, corporate counsel and the independent auditor the status of legal matters, including the significance of such matters on the Company's financial statements, and the adequacy of disclosures regarding such matters in the Company's financial statements and SEC filings.
o Review with management and the independent auditor all related party transactions and determine that all required disclosures are included in the Company's annual report and annual proxy statement.
o Review with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, any difficulties encountered in the course of the audit, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

INDEPENDENT AUDITOR

o Appoint, compensate and oversee the work performed by the independent auditor for the purpose of preparing an audit report on the Company's financial statements or related work. Review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between management and the independent auditor in the event they arise. Consider whether the auditor's performance of permissible non-audit services is compatible with the auditor's independence.
o Review and evaluate the lead partner of the independent auditor team. Ensure the rotation of the lead audit partner and the audit partner responsible for reviewing the audit as required by law.
o Obtain and review a report from the independent auditor at least annually regarding:
        (a) the internal quality control procedures of the independent auditor's firm;
        (b) any material issues raised by the most recent internal quality control review, peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and
        (c) all relationships between the independent auditor and the Company.
o Review and pre-approve on an annual basis both audit and non-audit services to be provided by the independent auditor (other than with respect to non-significant exceptions permitted by the Sarbanes-Oxley Act of 2002) in accordance with the Company's pre-approval policy.
o Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.
o Employees or former employees of the independent auditor who participated in any capacity in the audit of the Company will not be hired by the Company unless (a) it is determined that such a hiring would not violate any rules and regulations and (b) the hiring is pre-approved by the Board.

INTERNAL ACCOUNTING FUNCTION

o Review and advise on the appointment and replacement of the senior internal accounting executive.
o Review activities, organizational structure and qualifications of the internal accounting function.
o Review the significant reports to management prepared by the internal accountant and management's responses.
o Review the annual audit plan and the process used to develop the plan. Assess the status of activities, significant findings, recommendations and management's response.
o Review periodically with the independent auditor the budget, staffing and responsibilities of the internal accounting function.
o Review periodically with the internal accountant any significant difficulties, disagreements with management or scope restrictions encountered in the course of the function's work.

OTHER RESPONSIBILITIES

o Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any reports which raise material issues regarding the Company's financial statements or accounting policies.
o Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
o Conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions must be approved by the Committee.

IV. LIMITATION OF AUDIT COMMITTEE'S ROLE

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                REVOCABLE PROXY

                              LINCOLN PARK BANCORP
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 2005

        The undersigned hereby appoints John F. Feeney and Edith M. Perrotti, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Lincoln Park Bancorp (the "Company") that the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders ("Meeting") to be held at the Lincoln Park PAL Community Center, located at 10 Boonton Turnpike, Lincoln Park, New Jersey 07035, at 10:00 a.m., local time, on April 21, 2005. The proxy holders are authorized to cast all votes to which the undersigned is entitled as follows:

                                                                 VOTE
                                                          FOR  WITHHELD
                                                          ---  --------

1.      The election as director of the nominee listed    [ ]     [ ]
        below (except as marked to the contrary below) for a three-year term:

        Stanford Stoller

        INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY
        INDIVIDUAL NOMINEE, MARK "WITHHELD" AND WRITE
        THAT NOMINEE'S NAME ON THE SPACE PROVIDED.

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                                                          FOR   AGAINST  ABSTAIN
                                                          ---   -------  -------

2.      The ratification of the appointment of Radics &   [ ]     [ ]      [ ]
        Co., LLC, or its successor, as independent auditors for the Company for the fiscal year ending December 31, 2005

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE ABOVE-LISTED
PROPOSALS.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS STATED ABOVE. IF ANY OTHER
BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
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

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

        The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated March 25, 2005, and an annual report to stockholders.

Dated: _________________, 2005       [ ] Check Box if You Plan to Attend Meeting



__________________________________   ___________________________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________________   ___________________________________________
SIGNATURE OF STOCKHOLDER            SIGNATURE OF STOCKHOLDER


        Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



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           PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
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